J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Small & Mid Cap Enhanced Equity ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 17, 2026

to the current Summary Prospectus and Prospectus

Important Notice Regarding Change in Investment Policy

Effective November 1, 2026, the following changes will be made to the Fund’s Summary Prospectus and Prospectus:

The “What are the Fund’s main investment strategies?” section of the Fund’s Summary Prospectus and Prospectus shall be deleted and replaced with the following:

The Fund invests primarily in equity securities of small- and mid-capitalization companies. Under normal circumstances, the Fund will hold at least 80% of its Assets in equity securities of small- and mid-capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small- and mid-capitalization companies are companies with market capitalizations similar to those within the S&P 1000 Index (the Index). As of July 31, 2026, the market capitalizations of the companies in the Index ranged from $200.20 million to $31.03 billion.

In implementing its strategy, the Fund significantly invests in the common stocks of U.S. companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to that of the U.S. small- and mid-capitalization markets. Within each sector, the Fund modestly over-weights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the U.S. small- and mid-capitalization markets, with an emphasis on those that are undervalued or fairly valued, the Fund seeks returns that modestly exceed those of such markets over the long term with a modest level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: In managing the Fund, the adviser employs a process that ranks stocks in the Index based on its proprietary stock ranking system. The proprietary ranking system seeks to rank stocks based on company financials, data science techniques, and proprietary fundamental analysis. The rankings are used to place stocks into the Fund’s portfolio.

As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small- or mid- capitalization company. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

SUP-SMCEEETF-826

Corresponding changes will also be made to the “More About the Funds — Additional Information About the Funds’ Investment Strategies – Small & Mid Cap Enhanced Equity ETF” section of the Fund’s Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE